                                                                   EXHIBIT 99(b)


                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                                JII HOLDINGS, LLC

                        JII HOLDINGS FINANCE CORPORATION


         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of JII Holdings, LLC ("Holdings") and JII Holdings Finance Corporation ("Finance" and, together with "Holdings," the "Issuers") made pursuant to the Prospectus, dated __________, 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to U.S. Bank National Association (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer--Procedures for Tendering Restricted Notes" section in the Prospectus. The term "Restricted Notes" means the Issuers' outstanding 13% Series A Senior Secured Notes due 2007.


________________________________________________________________________________

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
  ________, 2004 (UNLESS EXTENDED) (THE "EXPIRATION DATE"). TENDERED
  RESTRICTED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.
________________________________________________________________________________

           Deliver to: U.S. Bank National Association, Exchange Agent:

 By Mail (registered or certified mail recommended), Hand or Overnight Courier:


                         U.S. Bank National Association

                              Mail Stop EP-MN WS2N

                              60 Livingston Avenue
                            St. Paul, Minnesota 55107
                    Attention: Specialized Finance Department




                                   Facsimile:
                                 (651) 495-8158
                   Attention: Specialized Finance Department
                      Confirm by Telephone: (800) 934-6802


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Restricted Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer"
section in the Prospectus and the Letter of Transmittal.


Principal Amount of Restricted Notes      Signature(s)__________________________
  Tendered $__________________________
                                          ______________________________________
Certificate Nos.
  (if available)______________________    Please Print the Following Information

Total Principal Amount                    Names(s) of Registered Holders________
  Represented by Restricted Notes
  Certificate(s)______________________    ______________________________________


                                          Address_______________________________

If Restricted Notes will be tendered by   ______________________________________
  book-entry transfer, provide the
  following information:
                                          Area Code and Telephone Number(s)
DTC Account Number____________________
                                          ______________________________________
Dated: ____________________  ___, 2004


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Restricted Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Restricted Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm _________________________    ______________________________________
                                                   (Authorized Signature)

Address ______________________________    Name _________________________________

______________________________________    Date _________________________________
                Zip Code

Area Code and
Telephone Number _____________________